SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event

                            Reported): March 21, 2003

                    RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


              Exact name of registrant as specified in its charter)

            Delaware                 333-86786              41-1955181
  (State or Other Jurisdiction      (Commission          (I.R.S. Employer
       of Incorporation)            File Number)       Identification No.)

        8400 Normandale Lake Boulevard, Suite 250, Minneapolis, MN 55437
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (952) 832-7000

          (Former name or former address, if changed since last report)

                         Exhibit Index located on Page 5



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Items 1  through  4,  Item 6 and Item 8 are not  included  because  they are not applicable.

Item 5.  Other Events.

Filing of Certain Materials

        The financial statements of Financial Guaranty Insurance Company ("FGIC") as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001, that are included in this Form 8-K have been audited by KPMG LLP. The consent of KPMG LLP to the inclusion of their audit report on such financial statements in this Form 8-K and their being named as "Experts" in the Prospectus Supplement relating to the Home Equity Loan-Backed Notes, Series 2003-HE2, is attached hereto as Exhibit 23.1

        The audited financial statements of FGIC as of December 31, 2001 and December 31, 2000, and for each of the years in the three-year period ended December 31, 2001 are attached hereto as Exhibit 99.1. The unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and 2001 are attached hereto as Exhibit 99.2.



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Item 7.  Financial Statements, Pro Forma Financial

        Information and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits:

        23.1 Consent of KPMG LLP

        99.1 Audited financial statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

        99.2 Unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and 2001.





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                                          SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            RESIDENTIAL ASSET MORTGAGE
                                            PRODUCTS, INC.


                                            By: /s/Patricia C. Taylor
                                                 Patricia C. Taylor
                                                 Vice President

Dated:  March 21, 2003



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                                        Exhibit Index



Exhibit                                                           Page

23.1              Consent of KPMG LLP                              6

99.1 Audited financial statements of FGIC as of December 31, 2001 and 2000 and for each of the years in the three-year period ended December 31, 2001.

99.2 Unaudited financial statements of FGIC as of September 30, 2002 and for the three and nine month periods ended September 30, 2002 and 2001.




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                                  EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
Financial Guaranty Insurance Company




        We consent to the use of our report dated February 15, 2002 on the financial statements of Financial Guaranty Insurance Company as of December 31, 2001 and 2000, and for each of the years in the three-year period ended December 31, 2001, included in the Form 8-K of Residential Asset Mortgage Products, Inc. (the "Registrant") which Form 8-K is incorporated by reference in the registration statement (No. 333-86786) and to the reference to our firm under the heading "Experts" in the Prospectus Supplement of the Registrant.



                                            /s/ KPMG LLP

New York, New York
March 21, 2003


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